EXHIBIT D

                         NOTICE OF WITHDRAWAL OF TENDER

                               Regarding Units of

                     ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.

                   Tendered Pursuant to the Offer to Purchase

                             Dated September 5, 2008

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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

              AT 12:00 MIDNIGHT, EASTERN TIME, ON OCTOBER 2, 2008,
                     AND THIS NOTICE OF WITHDRAWAL MUST BE

             RECEIVED BY THE FUND BY, 12:00 MIDNIGHT, EASTERN TIME,
               ON OCTOBER 2, 2008, UNLESS THE OFFER IS EXTENDED.

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          Complete This Notice of Withdrawal And Return Or Deliver To:

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                           c/o UMB Fund Services, Inc.
                                  P.O. Box 2175
                           Milwaukee, Wisconsin 53201
                        Attn: Tender Offer Administrator


                           For additional information:


                              Phone: (877) 491-4991

                               Fax: (816) 860-3140

Robeco-Sage Multi-Strategy Fund, L.L.C.


Ladies and Gentlemen:


         The undersigned wishes to withdraw the tender of its units of limited liability company interests ("Units") in Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Fund"), or the tender of a portion of such Units, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated ________________________.


This tender was in the amount of:


         [ ]       All Units.


         [ ] Portion of Units expressed as a specific dollar value. (A minimum value greater than: $100,000, or such other amount as is determined by the Board of Managers must be maintained in the Fund (the "Required Minimum Balance.")

                   $ _______________________

         [ ] Portion of Units. (Must have a value greater than: $100,000, or such other amount as is determined by the Board of Managers.)

                   Number of Units: _____

         [ ]       All Units in excess of the Required Minimum Balance.

         The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Units of the Fund (or portion of the Units) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

Robec-Sage Multi-Strategy Fund, L.L.C.


SIGNATURE(S).


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FOR INDIVIDUAL INVESTORS                         FOR OTHER INVESTORS:
AND JOINT TENANTS:


__________________________________________       __________________________________________

Signature                                        Print Name of Investor

(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
ON INVESTOR CERTIFICATION)


__________________________________________       __________________________________________

Print Name of Investor                           Signature

                                                 (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                  ON INVESTOR CERTIFICATION)


__________________________________________       __________________________________________

Joint Tenant Signature if necessary              Print Name of Signatory and Title

(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
ON INVESTOR CERTIFICATION)


__________________________________________       __________________________________________

Print Name of Joint Tenant                       Co-signatory if necessary

                                                 (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                  ON INVESTOR CERTIFICATION)


                                                 __________________________________________

                                                 Print Name and Title of Co-signatory


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Date: ____________


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